                                                                     EXHIBIT 24


                                POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (ii) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

                 (iii) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

                 (iv) Warrants to acquire Common Stock (including any associated Rights) of the Company;

                 (v) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

                 (vi) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of June, 1995.

                                                       /s/ R. L. Waltrip
                                                       -------------------------
                                                           R. L. Waltrip

                                POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (ii) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

                 (iii) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

                 (iv) Warrants to acquire Common Stock (including any associated Rights) of the Company;

                 (v) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

                 (vi) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of June, 1995.

                                                       /s/ George R. Champagne
                                                       -------------------------
                                                           George R. Champagne

                                POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (ii) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

                 (iii) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

                 (iv) Warrants to acquire Common Stock (including any associated Rights) of the Company;

                 (v) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

                 (vi) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of June, 1995.

                                                       /s/ Wesley T. McRae
                                                       -------------------------
                                                           Wesley T. McRae

                                POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (ii) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

                 (iii) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

                 (iv) Warrants to acquire Common Stock (including any associated Rights) of the Company;

                 (v) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

                 (vi) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of June, 1995.

                                                       /s/ Anthony L. Coelho
                                                       -------------------------
                                                           Anthony L. Coelho

                                POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (ii) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

                 (iii) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

                 (iv) Warrants to acquire Common Stock (including any associated Rights) of the Company;

                 (v) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

                 (vi) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 8th day of June, 1995.

                                                       /s/ Douglas M. Conway
                                                       -------------------------
                                                           Douglas M. Conway

                                POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (ii) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

                 (iii) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

                 (iv) Warrants to acquire Common Stock (including any associated Rights) of the Company;

                 (v) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

                 (vi) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of June, 1995.

                                                       /s/ Jack Finkelstein
                                                       -------------------------
                                                           Jack Finkelstein

                                POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (ii) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

                 (iii) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

                 (iv) Warrants to acquire Common Stock (including any associated Rights) of the Company;

                 (v) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

                 (vi) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of June, 1995.



                                                    /s/ A. J. Foyt, Jr.
                                                    ----------------------------
                                                        A. J. Foyt, Jr.

                                POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (ii) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

                 (iii) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

                 (iv) Warrants to acquire Common Stock (including any associated Rights) of the Company;

                 (v) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

                 (vi) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of June, 1995.


                                                    /s/ James J. Gavin, Jr.
                                                    ----------------------------
                                                        James J. Gavin, Jr.

                                POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (ii) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

                 (iii) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

                 (iv) Warrants to acquire Common Stock (including any associated Rights) of the Company;

                 (v) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

                 (vi) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of June, 1995.

                                                    /s/ James H. Greer
                                                    ----------------------------
                                                        James H. Greer

                                POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (ii) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

                 (iii) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

                 (iv) Warrants to acquire Common Stock (including any associated Rights) of the Company;

                 (v) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

                 (vi) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of June, 1995.

                                                    /s/ L. William Heiligbrodt
                                                    ----------------------------
                                                        L. William Heiligbrodt

                                POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (ii) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

                 (iii) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

                 (iv) Warrants to acquire Common Stock (including any associated Rights) of the Company;

                 (v) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

                 (vi) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of June, 1995.

                                                    /s/ B. D. Hunter
                                                    ----------------------------
                                                        B. D. Hunter

                                POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (ii) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

                 (iii) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

                 (iv) Warrants to acquire Common Stock (including any associated Rights) of the Company;

                 (v) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

                 (vi) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of June, 1995.

                                                    /s/ John W. Mecom, Jr.
                                                    ----------------------------
                                                        John W. Mecom, Jr.

                                POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (ii) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

                 (iii) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

                 (iv) Warrants to acquire Common Stock (including any associated Rights) of the Company;

                 (v) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

                 (vi) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of June, 1995.

                                                    /s/ Clifton H. Morris, Jr.
                                                    ----------------------------
                                                        Clifton H. Morris, Jr.

                                POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (ii) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

                 (iii) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

                 (iv) Warrants to acquire Common Stock (including any associated Rights) of the Company;

                 (v) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

                 (vi) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of June, 1995.

                                                    /s/ Samuel W. Rizzo
                                                    ----------------------------
                                                        Samuel W. Rizzo

                                POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (ii) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

                 (iii) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

                 (iv) Warrants to acquire Common Stock (including any associated Rights) of the Company;

                 (v) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

                 (vi) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of June, 1995.

                                                    /s/ E. H. Thornton, Jr.
                                                    ----------------------------
                                                        E. H. Thornton, Jr.

                                POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (ii) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

                 (iii) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

                 (iv) Warrants to acquire Common Stock (including any associated Rights) of the Company;

                 (v) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

                 (vi) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of June, 1995.

                                                    /s/ W. Blair Waltrip
                                                    ----------------------------
                                                        W. Blair Waltrip

                                POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (ii) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and the related Series C Junior Participating Preferred Stock Rights ("Rights"), including without limitation Common Stock of the Company which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

                 (iii) Preferred stock, par value $1.00 per share, of the Company and depositary shares and receipts representing fractional shares of such stock;

                 (iv) Warrants to acquire Common Stock (including any associated Rights) of the Company;

                 (v) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights) of the Company; and

                 (vi) Guarantees by the Company of any debt or equity securities of any subsidiary of the Company.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of June, 1995.

                                                    /s/ Edward E. Williams
                                                    ----------------------------
                                                        Edward E. Williams

                                POWER OF ATTORNEY
                           (SCI FINANCING CORPORATION)


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of SCI Financing Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint George R. Champagne, James M. Shelger and Gregory L. Cauthen their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of June, 1995.

                                                    /s/ Gregory L. Cauthen
                                                    ----------------------------

                                POWER OF ATTORNEY
                           (SCI FINANCING CORPORATION)


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of SCI Financing Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint George R. Champagne, James M. Shelger and Gregory L. Cauthen their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of June, 1995.

                                                    /s/ John H. Lohman, Jr.
                                                    ----------------------------

                                POWER OF ATTORNEY
                           (SCI FINANCING CORPORATION)


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of SCI Financing Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint George R. Champagne, James M. Shelger and Gregory L. Cauthen their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of June, 1995.

                                                    /s/ Wesley T. McRae
                                                    ----------------------------

                                POWER OF ATTORNEY
                           (SCI FINANCING CORPORATION)


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of SCI Financing Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint George R. Champagne, James M. Shelger and Gregory L. Cauthen their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of June, 1995.

                                                    /s/ Curtis G. Briggs
                                                    ----------------------------

                                POWER OF ATTORNEY
                                (SCI FINANCING I)


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of SCI Financing I, a Delaware business trust (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of the Company as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as trustee of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and
(ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as trustee of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are preferred securities of the Company, including without limitation preferred securities which may be convertible into equity securities of Service Corporation International, and depositary shares and receipts representing fractional shares of such equity securities.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of June, 1995.

                                                    /s/ Gregory L. Cauthen
                                                    ----------------------------

                                POWER OF ATTORNEY
                               (SCI FINANCING II)


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of SCI Financing II, a Delaware business trust (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of the Company as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as trustee of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and
(ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as trustee of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are preferred securities of the Company, including without limitation preferred securities which may be convertible into equity securities of Service Corporation International, and depositary shares and receipts representing fractional shares of such equity securities.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of June, 1995.

                                                    /s/ Gregory L. Cauthen
                                                    ----------------------------